UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Value Fund	June 30, 2019
TRVLX	Investor Class
PAVLX	Advisor Class
TRPIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE VALUE FUND

HIGHLIGHTS

■	The Value Fund returned 17.70% in the first six months of 2019, outperforming the Russell 1000 Value Index and its Lipper peer group index.

■	Several leading contributors to absolute returns were in the information technology and consumer staples sectors. Top detractors, on the other hand, were concentrated within the energy and health care sectors.

■	The fund’s positioning stayed relatively defensive. We bought shares of high-quality companies with durable earnings profiles, as well as select cyclical businesses that we believe are poised to benefit from secular shifts.

■	We believe that geopolitical and macroeconomic headwinds may prevent the market from maintaining its recent pace. With valuations edging up and truly cheap stocks becoming harder to find, we will lean on our experience as value investors to identify compelling, fundamentally sound names.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

FUND COMMENTARY

How did the fund perform in the past six months?

The Value Fund returned 17.70% in the six months ended June 30, 2019. The fund outperformed the Russell 1000 Value Index and its peer group, the Lipper Large-Cap Value Funds Index. Returns for the Advisor and I Class shares reflect different fee structures. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Our holdings within the information technology sector, in particular, contributed to performance. Microsoft generated strong growth within cloud computing through its Intelligent Cloud segment, which includes Azure, on-premises, and professional service offerings. Multinational technology firm Cisco Systems weathered trade-related disruptions to outperform peers on the strength of its robust product portfolio. The company’s high-level execution led to broad-based revenue growth and healthy free cash flow during the period. Shares of Synopsys, a leading electronic design automation company, rose as the firm leaned on its recurring revenue model to grow its profitability despite escalating trade tensions and a U.S. government-mandated ban on Chinese company Huawei Technologies, a Synopsys customer. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Other contributors were spread out among several sectors. Tyson Foods was the biggest boon to absolute results as the company benefited from strength in its beef, pork, and prepared foods segments and a global pork shortfall due to African swine fever, which raised expectations for higher U.S. meat prices. Shares of diversified medical and industrial conglomerate Danaher rose due to the firm’s solid organic revenue growth, particularly in its life sciences segment, and a favorable reception to its planned acquisition of GE’s biotechnology supply and equipment business. Sempra Energy benefited from favorable developments for California utilities in managing potential wildfire liabilities and a general interest in higher-yielding equities in the face of a potential Federal Reserve interest rate cut.

Top detractors were concentrated within the energy and health care sectors. Energy names including Occidental Petroleum, Schlumberger, and ConocoPhillips struggled amid rising U.S. crude oil inventories and concerns about slowing global economic growth. Shares of Occidental fared particularly poorly as the market reacted negatively to the company’s controversial $38 billion takeover of Anadarko Petroleum, which drew investor complaints over the deal’s financing terms and because Occidental’s Board pushed through the deal without a shareholder vote. In the health care sector, mounting political headwinds regarding single-payer health care and potential drug pricing reform hurt names such as Cigna, CVS Health, and Pfizer. Elsewhere, shares of PG&E plunged in January after the utility announced plans to file for Chapter 11 bankruptcy protection because it faced billions of dollars in liability costs related to recent wildfires in California. We elected to eliminate our position early in the period.

How is the fund positioned?

The Value Fund buys and holds fundamentally strong, attractively valued companies that have potential for better performance. Our holdings are typically higher-quality companies that generate strong free cash flow and trade for less than our estimated sum-of-the-parts valuation. Most of our effort is spent on assessing the potential return and risk associated with a specific company. We believe that if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peers over time.

Health care accounted for the largest sector allocation on an absolute basis at the end of June, though we trimmed our exposure throughout the period. We sold shares of Pfizer on strength as we believed that potential drug pricing regulations would weigh on the pharmaceutical company’s performance. We also sold Merck due to share price appreciation, as the global pharmaceutical company benefited from strong sales growth and from outpacing competitors in the development of an immuno-oncology treatment for lung cancer. Conversely, we found idiosyncratic investment opportunities in the sector, particularly in medical device companies. We added shares of Thermo Fisher Scientific at compelling valuations. We continue to like the company for its industry-leading position and strong execution, as well as management’s history of strong capital deployment decisions. We initiated a position in eye care device company Alcon, which recently spun off from Novartis. We believe that Alcon, as a standalone company, could benefit from increased focus and innovation, while its first-mover advantage in the attractive trifocal intraocular lens market could help deliver strong organic sales growth.

Our exposure to financials, the second-largest allocation, was largely unchanged. Bank of America represented our largest purchase during the period. We added shares on weakness, as investors reacted negatively to the potential impact of a global growth slowdown and lower interest rates on its profitability. We also bought shares of insurer American International Group, which we see as undervalued relative to its peers given the company’s strong balance sheet, solid dividend yield, and recent turnaround in its core property-casualty segment. Meanwhile, we sold shares of JPMorgan Chase on strength, as the stock’s solid recent performance made valuations less attractive. Furthermore, we believe that the market is underappreciating the cyclicality of JPMorgan Chase’s earnings. We also reduced our position in Wells Fargo, although we maintain a sizable position, as we believe the company’s turnaround is likely to take longer than initially expected. Financials was our most underweight position by period-end.

One of our largest purchases for the period was GE, which we acquired at compelling valuations at a time when the company’s heavy debt load deterred most investors. While we recognize that GE still faces several challenges, we see value in the company’s aerospace and health care divisions and are optimistic about the efforts of new chief executive Larry Culp to strengthen the company’s balance sheet and improve operations.

What is portfolio management’s outlook?

Despite some volatility, major U.S. stock indexes ended the first half of 2019 near record highs. However, we believe that the emergence of several headwinds could make this recent strong performance tough to replicate in future periods. In particular, we are mindful of the risks associated with rising geopolitical uncertainty, lingering U.S.-China trade tensions, and a potential global economic slowdown. We are also wary of the market’s growing reliance on stimulative monetary policy moves by the Federal Reserve.

Given our cautious outlook, we kept the fund modestly defensively positioned. We bought shares of high-quality companies with durable earnings profiles, as well as select cyclical businesses that we believe are poised to benefit from secular shifts. We also took advantage of volatility to sell stocks that appeared fully valued and to buy fundamentally strong names with a more attractive risk/reward trade-off. With valuations edging up and truly cheap stocks becoming harder to find, we will lean on our experience as value investors to identify compelling, fundamentally sound names.

We are confident that our focus on long-term value and our disciplined investment approach, backed by the in-depth knowledge of companies accumulated over decades of research by T. Rowe Price’s equity analyst team, will allow us to navigate an unpredictable environment in the second half of 2019 and generate long-term value for shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the advisor’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

RISKS OF VALUE INVESTING

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/19
Microsoft	5.6%
Tyson Foods	3.9
American International Group	3.6
Bank of America	3.5
NextEra Energy	3.4
Sempra Energy	2.6
Thermo Fisher Scientific	2.4
Cisco Systems	2.4
Danaher	2.4
GE	2.4
Boeing	2.2
Pfizer	2.2
Wells Fargo	1.9
Prologis	1.9
Becton, Dickinson & Company	1.8
Entergy	1.7
TC Energy	1.5
Intercontinental Exchange	1.5
Medtronic	1.4
Total	1.4
Dollar Tree	1.4
Honeywell International	1.3
Cigna	1.3
Qualcomm	1.3
Conagra Brands	1.3
Total	**56.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 98.4%		
COMMUNICATION SERVICES 3.5%		
Diversified Telecommunication Services 0.5%		
Verizon Communications (1)	2,093,236	119,587
		119,587
Entertainment 0.9%		
Fox, Class B (1)	3,068,163	112,080
Walt Disney (1)	805,309	112,453
		224,533
Interactive Media & Services 1.4%		
Alphabet, Class C (2)	200,400	216,615
Facebook, Class A (2)	686,830	132,558
		349,173
Media 0.7%		
Comcast, Class A (1)	3,706,587	156,714
		156,714
Total Communication Services		850,007
CONSUMER DISCRETIONARY 3.3%		
Hotels, Restaurants & Leisure 1.4%		
McDonald's	1,513,951	314,387
Wynn Resorts (1)	314,300	38,970
		353,357
Multiline Retail 1.4%		
Dollar Tree (2)	3,125,100	335,604
		335,604
Specialty Retail 0.5%		
Ross Stores (1)	1,133,313	112,334
		112,334
Total Consumer Discretionary		801,295

CONSUMER STAPLES 6.6%		
Food & Staples Retailing 0.8%		
Walmart	1,819,914	201,082
		201,082
Food Products 5.2%		
Conagra Brands (1)	11,982,543	317,777
Kraft Heinz (1)	560,700	17,404
Tyson Foods, Class A	11,694,740	944,234
		1,279,415
Tobacco 0.6%		
Philip Morris International (1)	1,827,214	143,491
		143,491
Total Consumer Staples		1,623,988
ENERGY 6.5%		
Oil, Gas & Consumable Fuels 6.5%		
BP, ADR	5,429,459	226,408
Concho Resources (1)	690,316	71,227
ConocoPhillips	932,000	56,852
Devon Energy	2,943,200	83,940
EOG Resources (1)	682,200	63,554
Occidental Petroleum (1)	5,496,500	276,364
Targa Resources (1)	2,308,936	90,649
TC Energy (1)	7,388,961	365,901
TOTAL, ADR	6,286,633	350,731
Total Energy		1,585,626
FINANCIALS 17.2%		
Banks 7.6%		
Bank of America	29,228,160	847,616
Fifth Third Bancorp (1)	8,899,808	248,305
JPMorgan Chase	1,625,811	181,766
PNC Financial Services Group	829,593	113,886
Wells Fargo (1)	9,897,669	468,358
		1,859,931

Capital Markets 2.3%		
Ameriprise Financial (1)	116,782	16,952
Charles Schwab (1)	932,326	37,471
Intercontinental Exchange	4,138,841	355,692
Morgan Stanley (1)	3,689,251	161,626
		571,741
Insurance 7.3%		
American International Group (1)	16,564,137	882,537
Chubb	1,902,454	280,213
Marsh & McLennan	2,606,920	260,040
Prudential Financial	766,000	77,366
Willis Towers Watson (1)	1,438,823	275,592
		1,775,748
Total Financials		4,207,420
HEALTH CARE 17.1%		
Health Care Equipment & Supplies 8.5%		
Alcon (1)(2)	2,710,500	168,187
Becton Dickinson & Company (1)	1,539,977	388,090
Boston Scientific (2)	5,372,400	230,906
Danaher (1)	4,091,428	584,747
Hologic (1)(2)	62,671	3,009
Medtronic	3,620,837	352,633
Stryker (1)	894,500	183,891
Teleflex (1)	241,900	80,105
Zimmer Biomet Holdings (1)	837,000	98,548
		2,090,116
Health Care Providers & Services 1.8%		
Anthem	376,800	106,337
Cigna	2,056,794	324,048
		430,385
Life Sciences Tools & Services 2.5%		
Agilent Technologies (1)	193,407	14,442
Thermo Fisher Scientific	2,039,290	598,898
		613,340

Pharmaceuticals 4.3%		
Elanco Animal Health (1)(2)	4,534,553	153,268
Johnson & Johnson (1)	573,100	79,821
Merck	3,556,480	298,211
Pfizer	12,295,907	532,659
		1,063,959
Total Health Care		4,197,800
INDUSTRIALS & BUSINESS SERVICES 9.0%		
Aerospace & Defense 3.7%		
Boeing (1)	1,511,022	550,027
Northrop Grumman (1)	683,563	220,866
Spirit AeroSystems Holdings, Class A (1)	1,743,100	141,836
		912,729
Air Freight & Logistics 0.2%		
United Parcel Service, Class B (1)	549,100	56,706
		56,706
Commercial Services & Supplies 0.5%		
Republic Services (1)	1,243,433	107,731
		107,731
Construction & Engineering 0.2%		
Jacobs Engineering Group	690,709	58,289
		58,289
Industrial Conglomerates 4.0%		
General Electric (1)	55,403,600	581,738
Honeywell International	1,872,779	326,968
Roper Technologies (1)	215,388	78,888
		987,594
Machinery 0.4%		
Fortive (1)	1,077,132	87,808
		87,808

Professional Services 0.0%		
Nielsen Holdings	187,869	4,246
		4,246
Total Industrials & Business Services		2,215,103
INFORMATION TECHNOLOGY 17.0%		
Communications Equipment 3.4%		
Cisco Systems	10,713,352	586,342
Motorola Solutions (1)	1,420,686	236,871
		823,213
Electronic Equipment, Instruments & Components 1.1%		
Keysight Technologies (1)(2)	2,900,594	260,502
TE Connectivity	235,900	22,595
		283,097
IT Services 0.7%		
Cognizant Technology Solutions, Class A (1)	773,700	49,045
Fidelity National Information Services (1)	953,151	116,932
		165,977
Semiconductors & Semiconductor Equipment 5.1%		
Analog Devices (1)	1,373,200	154,993
Applied Materials (1)	841,800	37,805
ASML Holding (1)	581,100	120,828
Broadcom (1)	717,392	206,509
Micron Technology (1)(2)	3,869,223	149,313
NXP Semiconductors (1)	2,564,585	250,329
QUALCOMM (1)	4,244,743	322,898
Texas Instruments (1)	71,677	8,226
		1,250,901
Software 6.7%		
Microsoft (1)	10,216,200	1,368,562
Synopsys (1)(2)	2,181,148	280,692
		1,649,254
Total Information Technology		4,172,442

MATERIALS 4.6%		
Chemicals 2.8%		
Air Products & Chemicals (1)	948,100	214,621
CF Industries Holdings (1)	1,553,600	72,569
DuPont de Nemours (1)	1,951,174	146,475
Linde	1,273,800	255,779
		689,444
Containers & Packaging 1.8%		
Ball (1)	2,985,600	208,962
International Paper (1)	1,725,531	74,750
Packaging Corp. of America (1)	1,743,600	166,200
		449,912
Total Materials		1,139,356
REAL ESTATE 3.9%		
Equity Real Estate Investment Trusts 3.9%		
AvalonBay Communities, REIT	61,600	12,516
Crown Castle International, REIT	771,261	100,534
Prologis, REIT	5,794,100	464,108
Public Storage, REIT	1,082,300	257,771
Ventas, REIT (1)	1,854,753	126,772
Total Real Estate		961,701
UTILITIES 9.7%		
Electric Utilities 6.8%		
Edison International (1)	2,121,514	143,011
Entergy	4,126,380	424,729
Evergy (1)	1,560,337	93,854
NextEra Energy (1)	3,582,133	733,836
Southern (1)	4,818,757	266,381
		1,661,811
Multi-Utilities 2.9%		
NiSource (1)	5,226,637	150,527

Sempra Energy (1)	4,025,271	553,233
		703,760
Total Utilities		2,365,571
Total Common Stocks (Cost $19,763,206)		**24,120,309**

CONVERTIBLE PREFERRED STOCKS 1.1%

HEALTH CARE 0.2%

Health Care Equipment & Supplies 0.2%

Becton Dickinson & Company, Series A, 6.125%, 5/1/20 (1)	822,622	51,146
Total Health Care		51,146

INDUSTRIALS & BUSINESS SERVICES 0.2%

Machinery 0.2%

Fortive, Series A, 5.00%, 7/1/21 (1)	37,574	38,553
Total Industrials & Business Services		38,553

UTILITIES 0.7%

Electric Utilities 0.4%

NextEra Energy, 6.123%, 9/1/19 (1)	1,604,798	105,122
		105,122

Multi-Utilities 0.3%

Sempra Energy, Series A, 6.00%, 1/15/21 (1)	452,937	51,320
Sempra Energy, Series B, 6.75%, 7/15/21 (1)	236,953	26,469
		77,789
Total Utilities		182,911
Total Convertible Preferred Stocks (Cost $227,763)		**272,610**

CORPORATE BONDS 0.3%

Pacific Gas & Electric, 3.95%, 12/1/47 (2)(3)	46,896,000	42,441
Pacific Gas & Electric, 4.00%, 12/1/46 (2)(3)	36,010,000	32,679
Total Corporate Bonds (Cost $71,873)		**75,120**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has three classes of shares: the Value Fund (Investor Class), the Value Fund–Advisor Class (Advisor Class), and the Value Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2019, the fund realized $342,631,000 of net gain on $1,161,447,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2019, the value of loaned securities was $687,145,000; the value of cash collateral and related investments was $691,951,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $12,739,678,000 and $13,567,063,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $307,641,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $21,082,903,000. Net unrealized gain aggregated $4,189,113,000 at period-end, of which $4,739,465,000 related to appreciated investments and $550,352,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets.

Through April 30, 2020, Price Associates agreed to reduce the fund’s individual fee to 0.2975% for the portion of average daily net assets equal to or in excess of $20 billion. This contractual arrangement will renew automatically for one-year terms thereafter and may be terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $606,000 for T. Rowe Price Services, Inc.; and $260,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2019, the fund was charged $352,000 for shareholder servicing costs related to the college savings plans, of which $302,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2019, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2019, the fund was allocated $195,000 of Spectrum Funds’ expenses and $10,327,000 of Retirement Funds’ expenses. Of these amounts, $3,492,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2019, approximately 76% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2019, approximately 76% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The fund’s individual fund fee rate is 0.35%. However, the Advisor has contractually agreed to waive a portion of the management it is entitled to receive so that an individual fund fee rate of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $20 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group and Advisor Class Expense Group) and third quintile (Expense Universe); and the fund’s total expenses ranked in the second and fourth quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second and third quintiles (Expense Universe).

The Board requested additional information from management with respect to the fund’s relative management fee and total expenses ranking in the fourth and fifth quintiles and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019